EX99-906CERT



                                  CERTIFICATION


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Van Eck VIP Multi-Manager Alternatives Fund, do hereby certify, to such officer's knowledge, that:

     The semi-annual report on Form N-CSR of Van Eck VIP Multi-Manager Alternatives Fund for the period ended June 30, 2010 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Van Eck VIP Multi-Manager Alternatives Fund.


Dated:   August 26, 2010            /s/ Derek S. van Eck
                                    -----------------------------------------
                                    Derek S. van Eck
                                    Chief Executive Officer
                                    Van Eck VIP Multi-Manager Alternatives Fund


Dated:   August 26, 2010            /s/ Bruce J. Smith
                                    -----------------------------------------
                                    Bruce J. Smith
                                    Chief Financial Officer
                                    Van Eck VIP Multi-Manager Alternatives Fund



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.